SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 9, 2003
                         CITADEL SECURITY SOFTWARE INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                            000-33491                   75-2873882

(STATE OR OTHER              (COMMISSION FILE NUMBER)          (IRS EMPLOYER
JURISDICTION OF                                                IDENTIFICATION
INCORPORATION)                                                 NUMBER)

           8750 N. CENTRAL EXPRESSWAY, SUITE 100, DALLAS, TEXAS 75231

              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 520-9292


Item 9. Regulation FD Disclosure.

On July 9, 2003, the Registrant issued a press release regarding an update to forward-looking statements relating to 2003 and the second quarter ending June 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein. This information in the press release is being furnished under Item 12 and is being presented under this Item 9 in accordance with the Securities and Exchange Commission's interim guidance regarding the disclosure requirements of Item 12 of Form 8-K, as set forth in Release No. 33-8216.


Exhibit 99.1 Press Release dated July 9, 2003 of the Registrant.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Citadel Security Software Inc.
(Registrant)


By:  /s/  RICHARD CONNELLY
     ---------------------
          Richard Connelly
          Chief Financial Officer

Dated as of July 9, 2003


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